UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2025

ONAR Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8605 Santa Monica Boulevard, PMB 36522, Los Angeles, CA 90069

(Address of principal executive offices)

Registrant’s telephone number, including area code (213) 437-3081

____________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ONAR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 2, 2025, the Board of Directors (“the “Board”) of ONAR Holding Corporation (the “Company”) appointed Jon Bond to the Board, effective immediately, and increased the Board size to 2 directors. Mr. Bond is an experienced thought leader and entrepreneur in the advertising and marketing industry, with over 35 years of experience. Mr. Bond currently serves as Chief Executive Officer of BondWorld, a creator of immersive brand worlds for up and coming brands, that he founded in January 2025. Mr. Bond also co-founded The Heart Monitors, a new age data research and insights company based on creation of custom panels for brands and not for profit groups, in October 2023. Prior to that, Mr. Bond served as Chief Executive Officer of Signal Hill Acquisition Company from January 2022 to February 2024 and as the Chairman and director of SITO Mobile, Ltd. from June 2017 to June 2020. Mr. Bond has founded or served as Chief Executive Officer or Chairman of a number of other companies in the advertising and marketing industry over the course of his career, including Kirshenbaum Bond Senecal & Partners LLC (“KBP”), Big Fuel (now part of Publicis), one of the world’s largest social media agencies that serves blue chip clients, iballs, one of the first online media agencies that sold to Microsoft in the early 2000s, and Media Kitchen and Varick under the KBP umbrella. Mr. Bond serves as a director of Inuvo, Inc. Mr. Bond received a Bachelor of Arts from Washington University (St. Louis).

There is no arrangement or understanding between Mr. Bond and any other persons pursuant to which Mr. Bond was elected to serve on the Board.

Dr. Bond will be entitled to receive $12,000 per year for service as a member of the Board, paid on a quarterly basis. In addition, Mr. Bond will be reimbursed by the Company for reasonable and documented out-of-pocket expenses and will be entitled to receive an initial grant of $20,000 in restricted stock units pursuant to the Company’s omnibus incentive plan.

Mr. Bond does not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K or Item 5.02(d) of Form 8-K.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONAR Holding Corporation
(Registrant)

Date: May 2, 2025	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

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